UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 4, 2007


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




         Delaware                       1-6807                  56-0942963

(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)



P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                       28201-1017
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On October 4, 2007, Family Dollar Stores, Inc. issued a news release which reported earnings for the fourth quarter and fiscal year ended September 1, 2007, and provided guidance for the fiscal year ending August 30, 2008.

A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits
     --------

99 - News Release dated October 4, 2007






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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FAMILY DOLLAR STORES, INC.
                                   ---------------------------------------------
                                                   (Registrant)


Date:   October 4, 2007            By: /s/ Janet G. Kelley
                                       -----------------------------------------
                                       Janet G. Kelley
                                       Senior Vice President-General Counsel and
                                       Secretary






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


Exhibit Index
-------------

        Exhibit No.           Document Description
        -----------           --------------------

            99                News Release dated October 4, 2007









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